Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 20, 2007 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by CHAMPION HOME BUILDERS CO., a Michigan corporation (the “Borrower”), certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) and, solely for purposes of Article V, each Obligor (other than the Borrower) signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, the Lenders and Credit Suisse, Cayman Islands Branch, as the Administrative Agent, are all parties to the Amended and Restated Credit Agreement, dated as of April 7, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below;
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Amendment” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.
     “Existing Credit Agreement” is defined in the first recital.

     “Second Amendment Effective Date” is defined in Article III.
     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.
     SECTION 2.1. Amendment to Section 1.1.
     SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “Second Amendment” means the Second Amendment to Amended and Restated Credit Agreement, dated as of June 20, 2007, among the Borrower and the Lenders party thereto.
     “Second Amendment Effective Date” means the Second Amendment Effective Date as that term is defined in Article III of the Second Amendment.
     SECTION 2.1.2. The definition of “Applicable Margin” in Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:
     “Any term or provision hereof to the contrary notwithstanding, from the Second Amendment Effective Date until the date following December 31, 2007 on which the Borrower delivers a new Compliance Certificate pursuant to clause (c) of Section 7.1 demonstrating that the Leverage Ratio is less than or equal to 3.00:1, (i) the Applicable Margin for US Term Loans maintained as LIBO Rate Loans shall be 2.75%, (ii) the Applicable Margin for US Term Loans maintained as Base Rate Loans shall be 1.75%, (iii) the Applicable Margin for Sterling Term Loans shall be 2.75%, (iv) the Applicable Margin for Revolving Loans maintained as LIBO Rate Loans shall be 2.75%, (v) the Applicable Margin for Revolving Loans maintained as Base Rate Loans shall be 1.75%, and (vi) the Applicable Margin with respect to Participation Fees shall be 2.75%.
     SECTION 2.2. Amendment to Section 8.4.
          (a) Clause (a) of Section 8.4 of the Existing Credit Agreement is hereby amended by deleting in its entirety the existing table set forth therein and inserting the table set forth below in lieu thereof:

Fiscal Quarter	Leverage Ratio
The fourth Quarter of 2005 and the first and second Fiscal Quarters of 2006	4.00:1

The third and fourth Fiscal Quarters of 2006	3.50:1

The first, second, third and fourth Fiscal Quarters of 2007	5.00:1

Each Fiscal Quarter thereafter	2.75:1
          (b) Clause (b) of Section 8.4 of the Existing Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following in lieu thereof:
“(b) The Parent and the Borrower will not permit (i) the Interest Coverage Ratio as of the last day of each of the first, second, third and fourth Fiscal Quarters of 2007 to be less than 2.25:1, and (ii) the Interest Coverage Ratio as of the last day of any other Fiscal Quarter to be less than 3.00:1.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     This Amendment and the amendments contained herein shall become effective on the date (the “Second Amendment Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.
     SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, each other Obligor, and the Required Lenders.
     SECTION 3.2. Amendment Fee. The Administrative Agent shall have received for the pro rata account of each Lender (that has delivered its signature page in a manner and before the time set forth below), based upon such Lender’s applicable Percentages, an amendment fee in an amount equal to 0.25% of the Total Exposure Amount as of the Second Amendment Effective Date, but payable only to each such Lender that has delivered (including by way of facsimile or other electronic transmission) its executed signature page to this Amendment to the attention of Shepard Liu at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019, facsimile number: (212) 849-5628, at or prior to 5:00 p.m. (New York time) on June 20, 2007.

     SECTION 3.3. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 12.3 of the Existing Credit Agreement, if then invoiced, together with all other fees separately agreed to by the Borrower and the Administrative Agent (or any of its Affiliates).
     SECTION 3.4. Certificate of Authorized Officer. The Borrower shall have delivered a certificate of an Authorized Officer, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, certifying that, both immediately before and after giving effect to the Second Amendment on the Second Amendment Effective Date, the representations and warranties made in Article IV hereof are true and correct in all material respects.
     SECTION 3.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders as set forth below.
     SECTION 4.1. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 4.2. Representations and Warranties, etc. Both before and after giving effect to this Amendment, the statements set forth in clauses (a) and (b) of Section 5.3.1 of the Existing Credit Agreement are true and correct.

ARTICLE V
REAFFIRMATION
     SECTION 5.1. Guarantees, Security Interest, etc. Each Obligor (other than the Borrower) hereby reaffirms, as of the Second Amendment Effective Date, (a) the covenants and agreements made by such Obligor contained in each Loan Document to which it is a party, (b) with respect to each Obligor party to a Guaranty, its guarantee of payment of the Obligations pursuant to such Guaranty and (c) with respect to each Obligor party to the Pledge and Security Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by this Amendment.
     SECTION 5.2. Validity, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Second Amendment Effective Date, that immediately after giving effect to the Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party continues to be a legal, valid and binding obligation of such Obligor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
     SECTION 5.3. Representations and Warranties, etc. Each Obligor (other than the Borrower) hereby represents and warrants, as of the Second Amendment Effective Date, that both before and after giving effect to the Amendment, the representations and warranties set forth in each Loan Document to which such Obligor is a party are, in each case, true and correct (i) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
ARTICLE VI
MISCELLANEOUS
     SECTION 6.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 6.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     SECTION 6.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     SECTION 6.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SECTION 6.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

CHAMPION HOME BUILDERS CO.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

Solely for purposes of Article V, each of the undersigned Obligors: CHAMPION ENTERPRISES, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

CHAMPION ENTERPRISES MANAGEMENT CO.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

CHAMPION RETAIL, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

DUTCH HOUSING, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

HIGHLAND ACQUISITION CORP.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

Second Amendment

HIGHLAND MANUFACTURING COMPANY LLC
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

HOMES OF MERIT, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

MODULINE INTERNATIONAL, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

NEW ERA BUILDING SYSTEMS, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

NORTH AMERICAN HOUSING CORP.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

REDMAN HOMES, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

REDMAN INDUSTRIES, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

SAN JOSE ADVANTAGE HOMES, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

STAR FLEET, INC.
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

WESTERN HOMES CORPORATION
By:	/s/ Phyllis A. Knight
Title: EVP/CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and as a Lender
By:	/s/
Title:

By:	/s/
Title:

LENDERS
By:	/s/
Title: